1 EXHIBIT 99.1

FORWARD LOOKING STATEMENTS
Statements in this PowerPoint presentation that are not strictly historical in nature constitute "forward-looking statements." Such statements include, but are not limited to, statements about BiovaxID and AutovaxID-C and any other statements relating to
Biovest's products, product candidates, and product development programs. Such statement may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates",
"estimates", "intends", "plans" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause
Biovest's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest's clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in
Biovest's filings with the Securities and Exchange Commission. All forward looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this PowerPoint presentation to reflect events or circumstances after the date hereof.

Biovest: Corporate Overview
Company
• Strong foundation in the GMP manufacture of biologics and nearly two decades of experience in automated cell culture instrumentation.
• Designated by the NIH as National Cell Culture Center for over 10 years.
Products
Opportunity
Revenue from sale of AutovaxID-C instruments in 2007
Revenue from commercial launch of BiovaxID potentially as early as 2009
• Lead product target to treat 34,000 new indolent follicular  B cell lymphoma patients per year
• 164,000 new patients with B cell non-Hodgkin’s lymphoma
and related diseases each year worldwide
• Only therapy shown in peer reviewed publication to induce
both clinical and molecular remission in patients with follicular lymphoma
• Only therapy for follicular lymphoma being developed in
collaboration with the National Cancer Institute
• Only autologous immunotherapy containing complete copy of
a patient’s own target protein.
Proprietary instruments offer technological and
economic advantages to Biovest
Believed to be the only scalable automated
manufacturing technology for personalized biologics
available today
Supports world-wide roll-out of Biovest personalized
medicine products
Positions Biovest to capitalize on the expected growth in
personalized medicine
BiovaxID
AutovaxID-C

Biovest Management Team
• Former Vice President and Manager, Worldwide Marketing and Sales
for Bio-Rad Laboratories
•
Former Vice President and General Manager, Waters Corp.
James Carroll
General Manager, Advanced
Instrumentation Division
• Over 20 years with Biovest in key scientific roles
• Recipient of NIH National Cell Culture Grant for over 15 years
• Recognized expert in automated cell culture methodology
Mark Hirschel, Ph.D.
Chief Scientific Officer
• CFO for life science companies
• Extensive background in public and private accounting, GAAP accounting principles, SEC reporting requirements, Sarbanes Oxley compliance
Jim McNulty, CPA
Chief Financial Officer
• Over 25 years experience managing R&D organizations
• Former VP R&D Creative BioMolecules, an early leader in biological therapeutics
Carl M. Cohen, Ph.D.
Chief Operating Officer
• President of The Center of Health Outcomes and Economics
at Bristol Meyers Squibb
• Faculty positions at Columbia University, University of Toronto and the University of Kentucky
• President and COO, Accentia Biopharmaceuticals
Steve Arikian, M.D.
Chairman of the Board, CEO
Experience Name

Biovest: Cutting Edge Therapeutics & Advanced Instrumentation
–
BiovaxID: In
development for treatment of indolent
follicular lymphoma, a type of non-Hodgkin’s lymphoma
(NHL)
– NHLs: fifth leading cause of cancer death in the US
– 85-90% are of B-cell origin – target of BiovaxID
164,000 new cases  of B cell NHL and related diseases
per year worldwide
– Incidence of NHL is increasing 4% per year
80% increase between 1973 and 1997
Therapeutics
– AutovaxID-C: Advanced instrumentation for commercial
production of biological therapies
– Provides economic advantage to Biovest in the cost
effective manufacture of BiovaxID
– Revenues from sale of AutovaxID-C projected fiscal 07
– Key enabling technology for personalized medicines
– Market expected to grow rapidly with trend to
personalized medicines.
Advanced
Instrumentation

6 BiovaxID

B cell lymphomas and related diseases:  164,000 new cases per year
52,000 15,500 19,000 17,500
4) Multiple Myeloma
163,650
63,600
13,750
34,300
Tot
37,700
12,600
2,800
6,800
ROW
57,300 68,650
Total
3) Aggressive NHLs
(e.g. Diffuse; Mantle-cell; Mediastinal
large-cell; Lymphoblastic; Burkitt-like;
Burkitt’s lymphoma)
2) Indolent NHLs – Other subtypes
(e.g., MALT; Nodal; Small lymphocytic)
1) Indolent Follicular NHL
Disease or category
22,000 29,000
4,800 6,150
11,500 16,000
Europe North
America
Estimated new cases per year
1:ROW: Rest of World
Note: Numbers reflect rounding.
Data for North-America covers US and Canada; Europe cover France, Germany, Italy, Spain, and the United Kingdom;
Sources: National Cancer Institute, 1999; Datamonitor OncoVision v3.0
This is the
indication being
investigated in
the current trial
This is the
indication being
investigated in
the current trial
1

Source: Redbook, IMS health, ING – April 2005; Companies’ websites – Nov. 2005
05/2002 12/1997 10/1998 02/2004 03/2004 Launch Date (US)
$260.8
$121,000
monoclonal
antibody
Metastatic
Colorectal
Erbitux ®
$479.0
$64,000
monoclonal
antibody
Breast Cancer
Herceptin ®
monoclonal
antibody
monoclonal
antibody
monoclonal
antibody
Type of Product
$23.6 $1,574.0 $554.6
2004 US Sales
($US, in MM)
NHL Follicular NHL
Metastatic
Colorectal
Tumor-type
$52,250
Avastin ®
$59,080
Rituxan ®
$60,000
Zevalin ®
Average Price per
year or treatment
course
($US)
Biotechnology cancer therapies command a premium price in today’s market

BiovaxID pricing will reflect multiple market inputs
• Phase 2 trial data indicates that BiovaxID results in longer disease free survival than the current most widely used therapy
• Phase 2 trial data indicates that BiovaxID has fewer side-effects than passive immunotherapies
– BiovaxID targets only cancerous B lymphocytes
– No immunosuppression
• Only immunotherapy shown in a peer reviewed publication
to induce molecular remission
• BiovaxID is a single course therapy (no requirement for annual treatment)

B cell lymphoma and related diseases - illustrative analysis of market potential
$1.0 B $0.8 B $0.6 B 8,200 5%
$9.8 B $8.2 B $5.75 B 82,400 50%
$14.8 B $12.3 B $8.6 B 123,000 75%
$19.7 B $16.4 B $11.5 B 164,000 100%
$4.9 B $4.1 B $2.9 B 41,200 25%
$2.0 B $1.6 B $1.2 B 16,400 10%
$120,000 $100,000 $70,000
Implied Annual Market
Size For Various Treatment Costs
Implied patients
treated per year
Illustrative Market
Penetration
1. Assumptions for illustrative purposes only
2. Based on a total of 164,000 new cases of B cell lymphoma and related diseases per year.  NB launch indication is follicular lymphoma, total of 34,000 new patients per year
3. For illustrative purposes only
1
2
3

BiovaxID complements current therapies for non-Hodgkin’s lymphoma
Debulk Tumor
Designed to kill residual tumor cells
Designed to provide ongoing
immunosurveillance for recurrent tumor
Chemotherapy
Monoclonal antibodies
(e.g. Rituxan)
Radiation therapy
Surgery
Use Patients Tumor Cells
to Produce BiovaxID
Administer BiovaxID
1
2
3
1
2
3

BiovaxID works by stimulating the immune system to destroy tumor cells but not normal cells
• All NHL tumor cells have unique
markers on their surface
– The human immune system
does not recognize these as
foreign
– Thus the tumor cells can
proliferate
• The unique  marker proteins
can be purified and modified to
make them look foreign to the
patients immune system to
generate a vaccine
• The vaccine stimulates the
immune system to seek out and
destroy tumor cells and nothing
else
Tumor Biopsy
Vaccine Production –
create complete
idiotype antigen from
hybridomas
The idiotype (Id) of the
surface immunoglobulin
receptor is a clonal
marker – truly tumor
specific
Vaccinate
patient

BiovaxID – vs. other NHL therapies
• Compared to other autologous (patient specific) active immunotherapies for NHL
– Only therapy using a complete copy of patient’s own target antigen
– Only therapy using true monoclonal antibody technology – no molecular splicing needed to make vaccine
– Only therapy with peer-reviewed publication of complete phase 2 trial data
– Longest follow-up of phase 2 patients
– Only therapy being co-developed with National Cancer Institute
• Compared to non-specific passive immunotherapies
– Long-term active immunity against cancer vs. transient benefit of passive therapies
– Only targets cancerous B cells
– No clinical complications related to immunosuppression
– No radioactive substances required (eg Bexxar, Zevalin)
• Compared to chemotherapy
– BiovaxID complements standard chemotherapy regimens
– Future testing will focus on BiovaxID replacement of chemotherapy
– Benefits of replacement will include elimination of unwanted chemotherapy side-effects and reduced time and cost of total therapeutic regimen

Biovest’s new AutovaxID cell culture instrument will ensure that
BiovaxID manufacturing will be scalable and cost effective
Biovest’s automated AutovaxID-C
bioreactor with its patient-specific
cartridge, produces
idiotype protein,
the core of the
BiovaxID cancer vaccine

15 The AutovaxID-C™ can be set up in minutes. Control unit Disposable culture module Refrigerated product storage Introducing cells Bar code ID scan Programming Mounting culture module in control unit

BiovaxID: Near-Term Milestones
2006
2006
2007
2007
Pursue fast track designation
Open clinical sites in Russia and EU
Complete design phase of commercial
BiovaxID facility
Double size of vaccine manufacturing facility
Complete enrollment in trial
AutovaxID-C instruments clinical trial
2007 DSMB review

17 AutovaxID

Biovest Advanced Instrumentation Division
• AutovaxID-C
– The culmination of over 15 years of
development at Biovest
– Currently installed and operating at
Biovest
– Earlier Biovest instruments currently
being used by over 100 companies
worldwide
AutovaxID-C
Early Biovest cell
culture instruments
20 years of leadership in the design and manufacture
of innovative automated cell culture instruments

AutovaxID-C - enabling the scalable production of cells and cell products
The AutovaxID-C - the only automated
cell culture instrument available
Automated instrument – no manual
transfers or manipulations
Minimal contamination risk– cell growth
takes place in sealed sterile patient-
specific modules.
Reduces manufacturing failures
Minimizes error
Dozens of AutovaxID-C instruments can
operate side by side in a compact space
monitored by minimal staff
Uses flasks or bottles (shown here) to grow
cells
Many labor-intensive manual manipulations
and transfers
Significant risk of contamination
Manual cell culture

• Biovest conducted a nation-wide market survey of potential users of the
AutovaxID-C
• Seventy respondents participated in the survey, representing 29 commercial companies (biotech/pharma/contract manufacturing) and
41 university-based centers
• With only a brief introduction to the instrument 50% of respondents indicated a desire to acquire one or more AutovaxID-Cs
• AutovaxID-C features identified by potential users as having a high value include:
– Antibody output
– Automation
– Ease of use
– Size (space savings)
– Self containment (limits need for costly clean room space)
AutovaxID-C : strong market feedback
Survey conducted by

• Organizations expected to use AutovaxID-C instruments number over 500 in the US alone
• Instrument sales revenue will be complemented by recurring revenue for the disposable single-use AutovaxID-C cell growth cartridges
• Additional sources of revenue include pre-filled growth media containers, service, and custom growth cartridges
• Key enabling technology for the emerging field of personalized medicine
• Total market for AutovaxID-C and consumables estimated at $120MM in US
• Comparably sized market estimated to be available in Europe
• Market expected to grow with increasing use of personalized medicine
AutovaxID-C offers the opportunity of revenues in 2006/2007

AutovaxID-C:  Near-Term Milestones
2006
2006
2007
2007
Get FDA clearance to market
Install AutovaxID-C in beta test sites
Finalize sales and distribution
Begin commercial manufacture AutovaxID-C
Begin commercial sales of AutovaxID-C
Incorporate AutovaxID-C into clinical trial
AutovaxID-C roll out at scientific meetings
Delivery of commercial AutovaxID-C units

23 Financials

Biovest International, Inc. (Historical)
2001 2002 2003 2004 2005
Revenues
Cell culture products and services 5,241 5,293 2,192 2,145 1,137
National cell culture center 1,183 1,285 1,255 1,107 894
Instruments and disposables 3,672 4,701 4,809 2,454 3,046
Total revenues 10,096 11,279 8,256 5,706 5,077
Operating costs and expenses:
Cost of sales 7,384 8,691 6,283 5,447 3,750
Research and development 2,673 2,260 2,591 5,541 9,950
Marketing, general and administrative 5,667 4,166 4,939 3,251 2,438
Total operating costs 15,724 15,117 13,813 14,239 16,138
Loss from operations (5,628) (3,838) (5,557) (8,533) (11,061)
Interest expense (204) (362) (498) (463) (418)
Net loss (5,832) (4,200) (6,055) (8,996) (11,479)
Biovest International, Inc.
Statements of Income
Fiscal Years ended September 30

AutovaxID business model
2007 2008 2009 2010 2011 2012
Revenues:
Autovax instrument and disposables, 4,000             21,000              43,000              72,000            114,000          163,000
net of distributor discounts
4,000             21,000              43,000              72,000            114,000          163,000
Operating costs and expenses:
Cost of sales - Autovax 3,000             12,000              22,000              33,000            51,000            70,000
G & A - Autovax 1,000             2,000                2,000                2,000             2,000             2,000
Total operating costs and expenses 4,000             14,000              24,000              35,000            53,000            72,000
Interest expense - Autovax plant 1,000             1,000                1,000                1,000             1,000             1,000
Net income (loss) (1,000)            6,000                18,000              36,000            60,000            90,000
Projected Fiscal Years Ended
Biovest International, Inc.
Proforma Statements of Operations-Autovax Division
(Amounts in $,000)

BiovaxID-FL business model
2006 2007 2008 2009 2010 2011 2012
Revenues:
BiovaxID FL -               -               -               -               350,000        700,000        700,000
-               -               -               -               350,000        700,000        700,000
Operating costs and expenses:
Cost of sales - BiovaxID -               -               -               -               80,500          147,000        147,000
Research and Development - BiovaxID trial 10,502          27,000          27,000          3,000            -               -               -
G & A - corporate, legacy and clinical trials 3,355            7,000            7,000            2,000            2,000            2,000            2,000
Total operating costs and expenses 13,857          34,000          34,000          5,000            82,500          149,000        149,000
Interest expense - convertible debt 1,000            6,000            6,000            6,000            6,000            6,000            6,000
Net income (loss) (14,857)         (40,000)         (40,000)         (11,000)         261,500        545,000        545,000
Projected Fiscal Years Ended
Biovest International, Inc.
Proforma Statements of Operations-BiovaxID Division
(Amounts in $,000)

Consolidated business model
2006 2007 2008 2009 2010 2011 2012
Revenues:
Legacy instrument and disposables 6,000                   3,000                   3,000                   3,000                3,000             3,000             3,000
Autovax instrument and disposables, net -                      4,000                   21,000                43,000              72,000            114,000          163,000
BiovaxID-FL -                      -                      -                      -                    350,000          700,000          700,000
6,000                  7,000                  24,000                46,000              425,000          817,000          866,000
Operating costs and expenses:
Cost of sales - legacy products 3,744                   2,000                   1,000                   2,000                2,000             2,000             2,000
Cost of sales - Autovax -                      3,000                   12,000                22,000              33,000            51,000            70,000
Cost of sales - BiovaxID-FL -                      -                      -                      -                    80,500            147,000          147,000
Research and Development - BiovaxID-FL trial 10,502                27,000                27,000                3,000                -                  -                  -
G & A - corporate, legacy and clinical trials 3,355                   7,000                   7,000                   2,000                2,000             2,000             2,000
G & A - Autovax -                      1,000                   2,000                   2,000                2,000             2,000             2,000
Total operating costs and expenses 17,601                40,000                49,000                31,000              119,500          204,000          223,000
Interest expense - convertible debt 1,000                   6,000                   6,000                   6,000                6,000             6,000             6,000
Interest expense - Autovax plant -                      1,000                   1,000                   1,000                1,000             1,000             1,000
Interest, other 504                      -                      -                      -                    -                  -                  -
1,504                  7,000                  7,000                  7,000                7,000             7,000             7,000
Net income (loss) (13,105)               (40,000)               (32,000)               8,000                298,500          606,000          636,000
Projected Fiscal Years Ended
Biovest International, Inc.
Proforma Statements of Operations-Consolidated
(Amounts in $,000)

Use of Proceeds
– Clinical Costs for completion of enrollment of Phase 3 trial
CHOP-R Arm $12.3 MM
PACE Arm $  4.1 MM
– Vaccine Manufacturing
CHOP-R Arm  $27.8 MM
PACE Arm $  9.2 MM
– AutovaxID commercial launch $  2.0 MM
– AutovaxID assembly plant $  4.0 MM
– Corporate management $ 14.6 MM
of  current commercial products and clinical trial

Strategic Initiatives
• BiovaxID
– Partner with “large pharma” for
Regional sales and distribution
Global sales and distribution
– Additional clinical trials
• AutovaxID
– Sales and distribution partner
– Manufacturing partner
– Personalized medicine applications development
– Development partnerships to expand AutovaxID line
• Biovest
– Pipeline development
– Separate therapeutics and instrumentation divisions into individual companies
– Possible divestiture of either division if merited

30 Appendix and additional materials

Biovest Facilities
• Facilities:
– Worcester, MA: GMP vaccine
development and manufacturing center
– Minneapolis, MN: engineering and
instrument development center
– Commercial vaccine manufacturing
facility completion projected in 2008
• Staff:
– 80  employees in Worcester, MA and
Minneapolis, MN

BiovaxID – selected competitive therapies
Radioactive monoclonal antibody Monoclonal antibody  from cultured cells On market Bexxar GSK-Corixa
Radioactive monoclonal antibody Monoclonal antibody  from cultured cells On market Zevalin Biogen-IDEC
Monoclonal antibody Monoclonal antibody  from cultured cells On market Rituxan Biogen-IDEC
Type of antibody/drug Manufacturing approach Testing
status
Product
name
Company
Synthetic antibody - DNA splicing Produced by cultured insect cells Phase 3 FavID Favrille
Synthetic antibody  - DNA splicing Produced by cultured mouse cells Phase 3 MyVax Genitope
Monoclonal antibody vaccine – complete
copy of patient’s surface antigen
Monoclonal antibody – exclusive license from
Stanford for hybridoma technology
Phase 3 BiovaxID Biovest
Type of antibody/drug Manufacturing approach Testing
status
Product
name
Company
Autologous “active” immunotherapies
Non-specific “passive” immunotherapies

Autologous immunotherapies for NHL:  positive  results from multiple phase
2 trials and clinical studies
Phase 2 study
(R induction)
Peer review clinical study
(various induction
therapies)
Phase 2 study
(CVP induction)
Phase 2 study
(PACE induction)
Peer review clinical study
(various induction
therapies)
Type of study
5
4
3
2
1
Ref. #
21 Genitope Recombinant Id-KLH Two centers
(Stanford, Nebraska)
Genitope (2001)
# of
patients
Sponsor Type of antigen Type of trial Author/Sponso
r
103 Favrille Id-KHL (recombinant) Multi- Center Favrille (2004)
25 Stanford Univ. Dendritic cells pulsed
with Id-KLH
(monoclonal).
Single Center
(Stanford Univ.)
Timmerman et al
2002
20 NCI/Biovest Id-KLH (monoclonal) Single Center (NIH) Bendandi et al
1999
41 Stanford Univ. Id-KLH (monoclonal) Single center trial
(Stanford Univ.)
Hsu et al, 1997
The BiovaxID approach to treating NHL using autologous idiotype monoclonal antibodies (lines 1 and 2)
was the first successful application of antibody therapy to NHL
BiovaxID phase 2 trial and follow-up data was the impetus for the development of the field of autologous NHL therapy
BiovaxID follow-up data provide support safety and efficacy of therapy
1. Hsu et al, Blood 1997; 89:3129 4. Timmerman JM et al, Blood 2002; 99:1517
2. Bendandi M, et al Nature Medicine 1999; 10:1171 5. Favrille reports and ASH 2004.
3. Genitope reports and ASH 2001.
Studies using
the BiovaxID
approach
Studies using
alternative
approaches
Over 200 patients treated in clinical studies using Id-KLH for treatment of indolent – NHL

BiovaxID phase 2 trial data – comparative analysis
75-94% Varies
Not
applicable
Not
applicable
58-88%
after 5
years
Various Various Yes
R-CHOP
Not
reported
Not
reported
Not
reported
Not
reported
Not
reported
66% after
1.5 yr
Not
available
No
Favrille
FavID
Not
reported
Not
reported
48% 44%
Not
reported
48% after
4-6 yr
3.1 yr No
Genitope
MyVax
90% 73% 75% 95%
95% after
8-10 yr
45% after
8-10 yr
8.1 yr Yes
Biovest
BiovaxID
Overall
clinical
response
% with
molecular
emission
% with
humoral
immune
response
% with
cellular
immune
response
Overall
survival
%
remaining
in CR
Median
DFS
Data
published

BiovaxID - only autologous therapy for NHL shown to induce both clinical and molecular remissions in patients
• NCI/Biovest Phase II study in 20 patients
with long-term follow-up
• At 9.1 years median follow-up: 95% alive
and 45% tumor free¹
Historical comparison: 50% alive and 0%
tumor free
• 73% of treated patients remained in
molecular remisison at the latest time their
samples were analyzed (median follow-up of
18 months)
• Excellent adverse event profile; no negative
impact on patient quality-of-life
8.0
2.2
6.9
0
1
2
3
4
5
6
7
8
9
BiovaxID
NCI study
(ProMACE
CytaBOM)
CHOP-R
CHOP-R³
(current
widely used
therapy)
BiovaxID¹
NCI
study²
1. Santos et al (2005) Abstract #645, ASH Annual Meeting
2. Neelapu et al (2005) Clin. Lymphoma, ^, 61-64
3. Czuczman et al, (2004) J Clin Oncol, 22, 11-47
BiovaxID Phase 2 median disease free survival surpasses most widely used current therapy

Biovest Phase 3 Trial Summary
Objectives
Primary
• To determine the impact of Id immunization on clinical disease-free survival (DFS) of FL patients achieving a CR with standard dose chemotherapy.
Secondary
• To determine the ability of Id vaccine to produce a molecular CR in-subjects in clinical CR, but with PCR evidence of residual disease after standard chemotherapy.
• To determine the impact of Id immunization on molecular DFS in FL subjects.
• To evaluate the ability of Id vaccine to generate an immunology response against autologous tumor.
• To determine and compare the overall survival of subjects randomized to receive either treatment assignment.
• To evaluate the safety of a series of five immunization injections administered with GM-CSF as adjunct therapy over a 6 month period.

Biovest Phase 3 Trial Summary
• 460 patients need to be enrolled (Segment A)
• 375 patients to be randomized (Segment B)
• 250 patients will be randomized to active
immunization group, 125 to placebo group
As of July 2006:
210 patients enrolled in segment A (PACE)
162 patients enrolled in segment B (vaccine or
control)

Biovest Phase 3 Trial Summary- Statistics
The phase 3 trial is powered according to the following assumptions:
• The median disease-free survival for subjects with follicular lymphoma treated with GM-CSF alone is expected to be 3.5 years.
• Sample size calculations were performed based on simulations assuming an intent to treat analysis, equal hazards (1.0 hazard ratio) for the first 8 months (when treatments are expected to be the same in both randomized arms), and then a hazard ratio of 2.0 after 8 months
• Enrollment numbers calculated to allow approximately 80.4% power to detect a difference between disease-free survival curves
• A two-sided hypothesis test at the alpha=0.01 level will be used to ensure a stringent evaluation.

Biovest Phase 3 Trial Summary- Statistics
The DSMB conducts annual interim analyses of efficacy
• Annual interim evaluations will be done by the DSMB to determine whether there is sufficient evidence to terminate accrual because of a better than expected improvement in disease-free survival
• An alpha spending function approach to monitoring is done using an O'Brien-
Fleming boundary.  It is assumed that a total of 225 subjects would progress over a maximum of 8 years of monitoring. The information fraction used to compute the interim boundary at each annual evaluation will be calculated as the number of subjects progressed divided by 225.
• The information fraction at each annual evaluation is used to determine the alpha value at that time point as shown below

AutovaxID-C  provides Biovest with a competitive edge in the manufacture of BiovaxID
• Large labor force needed
• Isolation requirements for manual
process means large facilities
• Need for costly procedure rooms with
sophisticated air handling systems
• Material and process tracking via
manual entry in numerous records and
forms – paper batch record generated
• Multiple culture transfers between
flasks increases possibility of
contamination
• Efficient use of manpower
• Sealed growth modules mean
compact facilities
• Minimal need for costly facility air
handling systems
• Automated electronic batch
record generated
• Sealed sterile culture module
eliminates possibility of
contamination.
Manual
cell culture
AutovaxID-C
cell culture
AutovaxID-C is a reliable and cost-effective
Improvement on traditional cell culture techniques

Biovest background and recent developments
• 2005: Balance sheet simplified through elimination of $5.5 MM debt and reduction of outstanding warrants and convertible rights to equity
• 2005:  Approximately 510 shareholders of record (December, 2005)
• 2005: Commenced public trading on OTC Bulletin Board (BVTI.OB) - August
• 2005: Transfer of all vaccine manufacturing to Worcester facility
• 2004: Took over NHL clinical trial from NCI
• 2003: Accentia acquires 81% ownership of Biovest
• 2001: Awarded Cooperative Research and Development Agreement with NCI for commercialization of NHL vaccine therapy
• 2000: Chosen as contract manufacturer for NCI cancer vaccine
• Company formed through merger of Cellex and Unisyn – instrumentation and GMP manufacture of biologics – over 20 years in the cell culture instrumentation business
• SEC registrant since mid-1983

BioVest capital structure - uncomplicated
• Authorized Capital Stock:
– Common: 300,000,000 shares $0.01 par
– Preferred: 50,000,000 shares $0.01 par
•
Outstanding Capital Stock:
– Common: 70,626,635 shares issued
– Preferred: Zero Preferred shares outstanding
• Fully Diluted:
– Options: 6,366,141
– Warrants: 20,287,889
– Convertible Rights: 136,687
– Accentia First Right of Refusal 3,481,034
As of June 30, 2006
As of June 30, 2006
1. Plan increase to 20 million options to  be recommended for approval at September 20, 2006 Shareholders meeting.
2. $136K convertible notes being paid monthly
3. Assumes Accentia exercises first right of refusal on warrants (on non-NMTC financing) and convertible rights issuances; at 75.21% ownership
1
2
3

Biovest & Accentia relationship
* Accentia
has specifically waived its exercise of First Right of Refusal on all warrants issued with respect to New Market Tax Credit financing.
100.00% 100.00% 100,898,386 Total Fully Diluted
44.45% 24.79% 44,852,214 Total Ownership by others
27.10% 27,341,397 Exercisable Options, warrants, and convertible notes
17.35% 24.79% 17,510,817 Common stock issued
Others
55.55% 75.21% 56,046,172 Total Accentia Ownership
2.90% 2,930,354 FRR exercise potential
52.64% 75.21% 53,115,818 Common stock issued
Accentia:
Fully Diluted Primary
Common
Shares Biovest Ownership June 30, 2006
Ownership Percentage